SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934
Date of Report (Date of earliest event reported): April 25, 2019

ProAssurance Corporation
(Exact name of registrant as specified in its charter)
Delaware	001-16533	63-1261433
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)
100 Brookwood Place, Birmingham, Alabama	35209
(Address of Principal Executive Office )	(Zip code)
Registrant’s telephone number, including area code: (205) 877-4400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 REGULATION FD DISCLOSURE
On April 25, 2019 we announced that we will accelerate our reporting of first quarter 2019 results and will hold an investor call on Friday, April 26, 2019. This will replace the call originally scheduled for Friday, May 3, 2019.
Results will be released prior to the call and upon substantial completion of the quarterly financial close process. We expect to timely file our quarterly report on Form 10-Q when our usual quarterly financial close process is finalized.
ProAssurance will now conduct its conference call at 9:00 AM ET on Friday, April 26, 2019 to discuss the results of the quarter. US-based investors are invited to participate by phone by dialing (888) 349-0134 (toll-free), Canadian investors may dial (855) 669-9657 (toll free), and international investors may dial (412) 317-5145. The conference call will also be webcast through the Investor Relations section of ProAssurance.com.
We will file our prepared remarks on Form 8-K concurrent with the start of the conference call. We will file a full transcript of the call to include answers to questions as soon as practical after the call concludes. Audio replays will be available shortly after the call ends.
A telephone replay of the call will be available through at least May 1, 2020 using access code 10130644. Investors in the United States may dial (877) 344-7529 (toll free), Canadian investors may dial (855) 669-9658 (toll free), and international investors may dial (412) 317-0088. A replay will be available on the internet through at least December 31, 2019 at ProAssurance.com. ProAssurance will make a podcast of the call available on its website and on iTunes.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
99.1	News release announcing that we will accelerate our reporting of first quarter 2019 results and will hold an investor call on Friday, April 26, 2019.
The information we are furnishing under Items 7.01 and 9.01 of this Current Report on Form 8K, including Exhibit 99.1, are not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) as amended, or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 25, 2019

PROASSURANCE CORPORATION
by: /s/ Frank B. O’Neil
Frank B. O’Neil Senior Vice-President

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